UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2008

GLOBAL ELECTRONIC RECOVERY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52161
(Commission File Number)

N/A
(IRS Employer Identification No.)

357 South Fairfax Avenue, Suite 321 Los Angeles, CA 90036
(Address of principal executive offices and Zip Code)

323-316-3456
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 7, 2008 our Board of Directors approved the appointment of Rohan Marley as a director of the company.

Rohan Marley is the son of late reggae artist Bob Marley. Rohan Marley is heavily involved in all of the family businesses including 56 Hope Road Music, Bob Marley Music, Zion Rootswear as well as various land and resort holdings across the globe. Rohan Marley founded Tuff Gong Clothing in 2004.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 25, 2008, we changed our name from "Global Electronic Recovery Corp." to "Marley Coffee Inc." when we merged our subsidiary, Marley Coffee Inc., into our company. Our common stock will be quoted on the NASD Over-the-Counter Bulletin Board under the new symbol "MYCF" effective at the opening of the market on March 7, 2008. Our new CUSIP number is 571151 109. We changed the name of our company to better reflect the direction and business of our company.

Item 9.01 Financial Statements and Exhibits

3.1 Articles of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ELECTRONIC RECOVERY CORP.

By: /s/ David O'Neill______________________
David O'Neill
President, Secretary, Treasurer and Director

Dated: March 12, 2008